                                                                    EXHIBIT 99.2


                                            Comerica Tower at Detroit Center
                                            Corporate Legal Department
                                            500 Woodward Avenue, 33rd Floor
                                            Detroit, Michigan 48226
                                            (313) 222-7464
                                            (313) 222-9480 - Facsimile

                                            Julius L. Loeser
                                            Senior Vice President and
                                            Deputy General Counsel


VIA FACSIMILE (312)-913-2479
& VIA AIRBORNE EXPRESS



                                  November 28, 2000



Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
230 South LaSalle Street
Chicago, IL 60604-1413

         Re:      Declaration of Election to be Financial Holding Company

Dear Mr. Wixted:

         We are filing on behalf of Comerica Holdings Incorporated, currently a bank holding company, pursuant to Section 4(l)(i) of the Bank Holding Company Act (12 U.S.C.ss.1843 (l)(i)) and Section 225.82 of the Board's Regulation Y, this written declaration of its election to become a financial holding company.

1.  Statement Election

         Comerica Holdings Incorporated elects to be a financial holding company.

2.  Company and Each Depository Institution Subsidiary

         The name of the company is Comerica Holdings Incorporated. The address of its head office is 500 Woodward Avenue, Detroit, Michigan 48226.

         The name and address of each depository institution subsidiary is:

         a.)      Comerica Bank-California
                  333 W. Santa Clara Street
                  San Jose, California  95113

Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
November 28, 2000
Page 2



         b.)      Comerica Bank-Texas
                  Thanksgiving Tower
                  1601 Elm Street
                  Dallas, Texas 72201

3.  Capitalization

         I hereby certify that all depository institutions controlled by the company are well capitalized as of this date.

4.  Capital Ratios

         The capital ratios for all relevant capital measures as of the close of the previous quarter for each depository institution controlled by the company on this date are set forth in the attachment to this letter.

5.  Management

         The undersigned hereby certifies that all depository institutions controlled by the company are "well-managed", as of the date of this letter.

         Thank you for your consideration of this declaration. If you have any questions about what we propose, we would be pleased to answer them.

                                             Best wishes,



                                             /s/ Julius L. Loeser


cc:      Mitchell Doepke

Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
November 28, 2000
Page 3


bcc:     Ralph Babb
         Marvin Elenbaas
         Michael Fidler
         John Gonzalez
         George Madison
         Ronald Marks
         Michael Michalak
         Eugene Miller
         Jay Oberg
         Thomas Ogden
         Mark Yonkman

Summary of Risk-Based Capital
 and Leverage Ratios

September 30, 2000


                                 Tier 1        Tier 2        Risk-adj.         Adj. Total        Leverage       Tier I      Total
                                 Capital       Capital        Assets           Assets (i)        Ratio (2)      Ratio       Ratio
                                 -------       -------       ---------         ----------        ---------      ------      -----
Comerica Bank - Texas            401,711       148,045       3,815,643         3,758,472          10.69%        10.53%      14.41%

Comerica Bank - California       457,543       207,538       6,198,916         5,134,600           8.91%        7.38%       10.73%



(1) Adjusted total assets are defined as the quarterly average total assets reported on the FRY-9C or the call report, less goodwill and other intangibles acquired after February, 1992.

(2) Tier 1 capital divided by adjusted total assets.